Acquisition of Contango Strategies Ltd (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about business combination [abstract]
Disclosure of detailed information about business combination [text block]	The preliminary allocation of the purchase price of Contango based on management’s estimate of fair values is as follows:

Fair value of consideration
Amount settled in cash	$602
Fair value of common shares issued	416
Fair value of cash to be settled in one year	370
Total fair value of consideration	$1,388

Fair value of identifiable assets acquired and liabilities assumed from Contango:
Cash and cash equivalents	66
Accounts and other receivables	618
Inventory	102
Prepaid expenses	54
Property, plant and equipment	333
Accounts payable and accrued liabilities	(335)
Net identifiable assets acquired and liabilities assumed	$838

Goodwill on acquisition	$550

Net cash outflow on acquisition	$536

Acquisition costs charged to expenses	$28

Summary of the revenues, cost of sales and net income (loss) [Text Block]
Below is a proforma summary of the revenues, cost of sales and net income (loss) incurred by Contango for the period January 1, 2018 to June 14, 2018 combined with the revenue, cost of sales and net loss for Alexco for the year ended December 31, 2018. Revenue since the date of acquisition was $1.4 million:

	Contango Strategies Ltd.	Alexco Resource Corp.	Proforma Combined Entities

Selected Financial Information	For the period January 1, 2018 to June 14, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018

Environmental services revenue	$1,162	$19,880	$21,042

Costs of sales and other expenses	1,026	28,381	29,407

Net income (loss)	$136	$(8,501)	$(8,365)